RIGHT-OF-USE ASSETS AND OPERATING LIABILITIES (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)
Right-of-use assets and operating lease liabilities as of the respective balance sheet
Right-of-use assets	¥ 3,400	$ 534	¥ 5,869
Operating lease liabilities - current	2,565	403	2,427
Operating lease liabilities - non-current	905	142	3,470
Total operating lease liabilities	¥ 3,470	$ 545	¥ 5,897